RESTRICTED SUBSIDIARY GUARANTEE

by

THE RESTRICTED SUBSIDIARIES OF
AMERIGAS PROPANE, L.P.
as Guarantors,

for the benefit of

WACHOVIA BANK, NATIONAL ASSOCIATION
AND THE BANKS,

Dated as of April 17, 2009

TABLE OF CONTENTS

Page

RESTRICTED SUBSIDIARY GUARANTEE

RESTRICTED SUBSIDIARY GUARANTEE, dated as of April 17, 2009 (as amended, modified or supplemented from time to time, the “Guarantee Agreement”) made by the undersigned Restricted Subsidiaries (each a “Guarantor” and collectively, the “Guarantors”) of AmeriGas Propane, L.P., a Delaware limited partnership (the “Company”) for the benefit of Wachovia Bank, National Association, as administrative agent (the “Agent”) and the other financial institutions party to the Credit Agreement dated as of April 17, 2009 by and among the Company, the General Partner, as guarantor, Petrolane, as guarantor, the financial institutions party thereto (each a “Bank” and together the “Banks”), the Agent and the other parties thereto. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in Credit Agreement hereto.

W I T N E S S E T H :

WHEREAS, each of the Company, Petrolane and the General Partner has entered into the Credit Agreement with the Banks and the Agent;

WHEREAS, it is a condition precedent to the financial accommodations provided under the Credit Agreement that the Company shall have caused its Restricted Subsidiaries (other than AEPLP and any subsidiary of AEPLP) to execute and deliver this Guarantee Agreement to the Agent and the Banks;

WHEREAS, each Guarantor desires to execute this Guarantee Agreement to satisfy the conditions described in the preceding paragraph;

WHEREAS, each Guarantor is a Restricted Subsidiary of the Company; and

WHEREAS, the board of directors or equivalent governing body of each Guarantor has determined that it is in the best interest of such Guarantor to execute this Guarantee Agreement;

NOW, THEREFORE, in consideration of the benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Agent and the Banks and hereby covenants and agrees with the Agent and the Banks as follows:

Section 1. Guaranteed Obligations. Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees the Obligations; provided, however, that each Guarantor shall be liable under this Guarantee Agreement for the maximum amount of such liability that can be hereby incurred without rendering this Guarantee Agreement, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. Each Guarantor understands, agrees and confirms that the Agent and the Banks may enforce this Guarantee Agreement up to the full amount of the Obligations against each Guarantor, subject as aforesaid, without proceeding against the Company, against any security for the Obligations, or under any other Guaranty covering the Obligations.

All payments made by any Guarantor under this Guarantee Agreement shall be made to the Agent for the account of the Banks and be applied as provided in Section 9.4 of the Credit Agreement. All payments shall be made no later than 12:00 noon (New York time) on the date when due and shall be made in Dollars and in immediately available funds to the Agent at the Agent’s Payment Office or at such other place as the Agent shall notify the Guarantors. All payments made by any Guarantor hereunder shall be without setoff, counterclaim or other defense.

Section 2. Obligations Exclusive. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Company or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a Guarantor or of any other party as to the Indebtedness of the Company, or (c) any payment on or in reduction of any such other guaranty or undertaking except to the extent such payment is applied to the Obligations or such reduction results from application of a payment to the Obligations, or (d) any dissolution, termination or increase, decrease or change in personnel by the Company, or (e) any payment made to any Bank or the Agent on the amounts which the Banks or the Agent repay the Company pursuant to a court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

Section 3. Obligations Independent. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Company, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Company and whether or not any other Guarantor, any other guarantor or the Company be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Company or other circumstance which operates to toll any statute of limitations as to the Company shall operate to toll the statute of limitations as to each Guarantor.

Section 4. Waiver of Notice. Each Guarantor hereby waives notice of acceptance of this Guarantee Agreement and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Agent or any Bank against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor).

Section 5. Guarantee of Payment. This Guarantee Agreement is a guarantee of payment and not of collection. The Agent or any Bank may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

(a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guarantee made in this Guarantee Agreement shall apply to the Obligations as so changed, extended, renewed or altered;

(b) sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

(c) exercise or refrain from exercising any rights against the Company or any Guarantor or others or otherwise act or refrain from acting;

(d) settle or compromise any of the Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Company to creditors of the Company;

(e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Company to the Obligations regardless of what liabilities of the Company remain unpaid;

(f) consent to or waive any breach of, or any act, omission or default under the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement the Credit Agreement, any other Loan Document or any of such other instruments or agreements; and/or

(g) fail to perfect any Lien granted to the Agent or to or for the benefit of any Bank to secure any of the Obligations.

Section 6. Obligations Unconditional. (a) The obligations of each Guarantor under this Guarantee Agreement are absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated (except in accordance with the terms hereof) or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation: (i) any action or inaction by the Agent or any Bank as contemplated in Section 5 of this Guarantee Agreement; (ii) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor; or (iii) to the extent permitted by applicable law, any other act or circumstance that might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor. This Guarantee Agreement is a primary obligation of each Guarantor.

(b) The obligations of each Guarantor hereunder shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Company in respect of the Obligations is rescinded or must be otherwise returned by any holder of any of the obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

Section 7. Continuing Guarantee. This Guarantee Agreement is a continuing one and all liabilities to which it applies (or may apply) under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Agent or any Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which the Agent or any Bank would otherwise have. No notice to or demand on any Guarantor in any case shall (i) entitle such Guarantor to any other further notice or demand in similar or other circumstances except for any notice or demand required hereunder or (ii) constitute a waiver of the rights of the Agent or any Bank to any other or further action in any circumstances without notice or demand. It is not necessary for the Agent or any Bank to inquire into the capacity or powers of the officers, directors, partners or agents acting or purporting to act on behalf of any Guarantor or the Company, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

Section 8. Subordination. Any Indebtedness of the Company now or hereafter held by any Guarantor, whether arising by subrogation, contribution or otherwise, is hereby subordinated to the Obligations as provided for below; and such Indebtedness of the Company to any Guarantor, if the Agent, after an Event of Default has occurred and is continuing, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Agent and the Banks and be paid over to the Agent on account of the Obligations, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guarantee Agreement. Prior to the transfer to any non-Affiliate by any Guarantor of any note or negotiable instrument evidencing any Indebtedness of the Company to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend, acceptable to the Agent, that the same is subject to this subordination.

Section 9. Exhaustion of Remedies. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Agent or the Bank to (i) proceed against the Company, any other Guarantor or any other Person, (ii) proceed against or exhaust any security held from the Company, any other Guarantor or any other Person or (iii) pursue any other remedy in the Agent’s or the Banks’ power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Company, any other Guarantor or any other Person other than payment in full of the Obligations, including without limitation any defense based on or arising out of the disability of the Company, any other Guarantor or any other party, or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company other than payment in full of the Obligations. The Agent on behalf of the Banks may, at its election, foreclose on any security held by the Agent or the Banks by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Agent or the Banks may have against the Company or any other Person, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been paid. Each Guarantor waives any defense arising out of any such election by the Agent or the Banks, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Company or any other Person or any security.

(b) Each Guarantor waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of this Guarantee Agreement, and notices of the existence, creation or incurring of new or additional Indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Company’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Agent and the Banks shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

(c) Each Guarantor understands, is aware and hereby acknowledges that to the extent the Obligations are secured by real property located in the State of California, such Guarantor shall be liable for the full amount of its liability hereunder notwithstanding foreclosure on such real property by trustee sale or any other reason impairing each Guarantor’s or the Agent’s or any Bank’s right to proceed against the Company. Each Guarantor hereby waives, to the fullest extent permitted by law, all rights and benefits under Section 2809 of the California Civil Code purporting to reduce a guarantor’s obligation in proportion to the principal obligation. Each Guarantor hereby waives all rights and benefits under Section 580a of the California Code of Civil Procedure purporting to limit the amount of any deficiency judgment which might be recoverable following the occurrence of a trustee’s sale under a deed of trust and all rights and benefits under Section 580b of the California Code of Civil Procedure stating that no deficiency judgment may be recovered on a real property purchase money obligation. Each Guarantor further understands, is aware and hereby acknowledges that if the Agent on behalf of the Banks elects to nonjudicially foreclose on any real property security located in the State of California, any right of subrogation of the Guarantors against the Agent or the Banks may be impaired or extinguished and that as a result of such impairment or extinguishment of subrogation rights, each Guarantor will have a defense to a deficiency judgment arising out of the operation of (i) Section 580d of the California Code of Civil Procedure which states that no deficiency judgment may be recovered on a note secured by a deed of trust on real property in case such real property is sold under the power of sale contained in such deed of trust, and (ii) related principles of estoppel. To the fullest extent permitted by law, each Guarantor hereby waives all rights and benefits and any defense arising out of the operation of Section 580d of the California Code of Civil Procedure and related principles of estoppel, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Company or any other party or any security. In addition, each Guarantor hereby waives, to the fullest extent permitted by applicable law and without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to such Guarantor under Section 726 of the California Code of Civil Procedure and all rights and benefits which might otherwise be available to such Guarantor under California Civil Code Sections 2809, 2810, 2815, 2819, 2821, 2839, 2845, 2848, 2849, 2850, 2899, 3275 and 3433. Furthermore, each Guarantor hereby waives, to the fullest extent permitted by law, the benefits of the provisions of Nevada Revised Statutes §§ 40.430 et seq., 40.451 et seq., and 40.465 et seq.

(d) Each Guarantor agrees that, as between such Guarantor and the Agent and Banks, the Obligations may be declared to be forthwith due and payable (and shall be deemed to have become automatically due and payable) in accordance with the terms thereof for purposes of Section 1 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Obligations from becoming automatically due and payable) as against the Company and that, in the event of such declaration (or such Obligations being deemed to have become automatically due and payable) such Obligations (whether or not due and payable by the Company) shall forthwith become due and payable by each Guarantor for purposes of said Section 1.

Section 10. Representations and Warranties. In order to induce the Banks to make financial accommodation and extend the credit as contemplated by the Credit Agreement, each Guarantor represents, warrants and covenants that:

(a) Such Guarantor (i) is a duly organized and validly existing corporation or partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, (ii) has the requisite corporate or partnership power and authority to own or hold under lease its property or assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and in good standing in each jurisdiction where the ownership, leasing or operation of property or conduct of its business requires such qualification except where failure to be so qualified would not have a material adverse effect on the business, assets or financial condition of such Guarantor.

(b) Such Guarantor has the corporate or partnership power, authority and legal right to execute, deliver and perform the terms and provisions of this Guarantee Agreement and has taken all necessary action (including without limitation any required shareholder approval) to authorize the execution, delivery and performance by it of this Guarantee Agreement. Such Guarantor has duly executed and delivered this Guarantee Agreement, and this Guarantee Agreement constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c) Neither the execution, delivery or performance by such Guarantor of this Guarantee Agreement, nor compliance by it with the terms and provisions hereof, (i) will violate any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument to which such Guarantor is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate or require any consent not obtained prior to the date hereof under any provision of the certificate of incorporation, partnership agreement or by-laws of such Guarantor, except (with respect to clause (ii) above only) for such violations which would not, individually or in the aggregate, present a reasonable likelihood of materially and adversely affecting the business, assets or financial condition of such Guarantor.

(d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any court, governmental or public body or authority, or any subdivision thereof, is required to authorize the execution, delivery and performance of this Guarantee Agreement or as a condition to the legality, validity, binding effect or enforceability of this Guarantee Agreement.

(e) There are no actions, suits or proceedings pending, or to the best knowledge of such Guarantor, threatened (i) with respect to this Guarantee Agreement or (ii) that would materially and adversely affect the business, assets or financial condition of such Guarantor.

(f) On the date hereof, such Guarantor has no subsidiaries except as disclosed on Schedule 1 attached hereto.

Section 11. Additional Covenants. Each Guarantor covenants and agrees that on and after the date hereof and until the Termination Date has occurred and all Obligations have been paid in full, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in, Section 8 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor.

Section 12. Costs and Expenses. Each Guarantor hereby, jointly and severally, agrees to pay all reasonable out of pocket costs and expenses of each Bank and the Agent in connection with the enforcement of this Guarantee Agreement and any amendment, waiver or consent relating hereto (including without limitation the reasonable fees and disbursements of counsel employed by any of the Banks and the Agent (including the allocated costs of internal counsel and all disbursements thereto)).

Section 13. Assignment. This Guarantee Agreement shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns.

Section 14. Termination; Amendments; Waiver of Remedies. This Guarantee Agreement shall remain in force and effect with respect to each Guarantor until indefeasible payment in full of the Obligations and the termination or cancellation of the Credit Agreement in accordance with its terms. This Guarantee Agreement may not be amended except in writing signed by the Agent and each Guarantor. No delay or failure on the part of the Agent or any Bank in the exercise of any right or remedy it may have against any Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Agent or any Bank of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other such right or remedy

Section 15. Availability of Documents. Each Guarantor acknowledges that an executed (or conformed) copy of the Credit Agreement has been made available to its principal executive officers and such officers are familiar with the contents thereof.

Section 16. Set-off. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151, of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Bank is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held by or owing to such Bank to or for the credit or the account of such Guarantor, against and on account of the Obligations under this Guarantee Agreement, although said Obligations shall be contingent or unmatured.

Section 17. Notices. All notices, requests, demands or other communications pursuant hereto shall be made at the addresses, in the manner and with the effect provided in the Credit Agreement.

Section 18. Reinstatement. If claim is ever made upon the Agent or any Bank for repayment or recovery of any amount or amounts received in-payment or on account of any of the Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Company), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Company, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

Section 19. Governing Law: Waiver of Jury Trial: Submission To Jurisdiction.

(a) THIS GUARANTEE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE AGENT AND THE BANKS AND OF THE UNDERSIGNED HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PRINCIPLES.

(b) EACH GUARANTOR HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTEE AGREEMENT, OR ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS (WHETHER ORAL OR WRITTEN) MADE BY THE PARTIES HEREIN.

(c) Each Guarantor, by execution and delivery of this Guarantee Agreement, irrevocably submits to the non-exclusive in personam jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York over any suit, action or proceeding arising out of or relating to this Guarantee Agreement or any Loan Document to which it is a party. To the fullest extent it may effectively do so under applicable law, each Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the in personam jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum; provided that such consent to jurisdiction is solely for the purposes referred to in this Section 19(c) and shall not be deemed to be a general submission to jurisdiction of such courts or in the State of New York other than for such purposes.

(d) Each Guarantor agrees, to the fullest extent it may effectively do so under applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in subsection (c) brought in any such court shall be conclusive and binding upon such Guarantor subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts the jurisdiction of which such Guarantor is or may be subject) by a suit upon such judgment.

(e) Each Guarantor consents to process being served in any suit, action or proceeding of the nature referred to in subsection (c) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of such Guarantor specified in or designated pursuant to Section 17 or by commercial delivery service. Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such Guarantor. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any commercial delivery service.

(f) Nothing in this Section 19 shall affect the right of the Agent or any Bank to serve process in any manner permitted by law, or limit any right that the Agent or any Bank may have to bring proceedings against any Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

Section 20. Counterparts. This Guarantee Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Guarantor and the Agent.

Section 21. Certain Rights. Notwithstanding any other provision of this Guarantee Agreement, the Company may liquidate, sell or dispose of, directly or indirectly, any Guarantor to the extent permitted by the terms of the Credit Agreement but only if (i) no Default or Event of Default then exists or would result from such sale or disposition and (ii) the proceeds of such liquidation, sale or disposition are applied as provided in, and to the extent required by Sections 2.7 and 8.8 of the Credit Agreement. At the time of any such liquidation, sale or disposition or release, such Guarantor shall cease to be a Guarantor hereunder and shall have no further liability or obligations arising from this Guarantee Agreement and the Agent shall, at the request and expense of such Guarantor, execute any necessary documents or instruments confirming such Guarantor’s release from any further liability or obligation hereunder.

Section 22. Persons Becoming Restricted Subsidiaries. Upon any person becoming a Restricted Subsidiary of the Company after the date hereof, each party hereto agrees that such Person will become a party to this Guarantee Agreement by executing a separate counterpart of this Guarantee Agreement, whereupon such Person will be deemed a Guarantor for purposes of this Guarantee Agreement on and after the date of such execution.

Section 23. Guarantors Ceasing to be Restricted Subsidiaries. So long as no Default or Event of Default has occurred and is continuing, upon any Guarantor ceasing to be a Restricted Subsidiary of the Company after the data hereof pursuant to Section 7.8 of the Credit Agreement or as a consequence of being sold in accordance with Section 8.8 of the Credit Agreement, each party hereto agrees that such Subsidiary will no longer be deemed a Guarantor under this Guarantee Agreement and the Agent will, at the expense of the Company, execute such instruments necessary to evidence such release.

IN WITNESS WHEREOF, each Guarantor has caused this Guarantee Agreement to be executed and delivered as of the date first above written.

AMERIGAS EAGLE PROPANE, INC.

By:
Name: Robert W. Krick
Title: Vice President and Treasurer

AMERIGAS EAGLE HOLDINGS, INC.

By:
Name: Robert W. Krick
Title: Vice President and Treasurer

AMERIGAS PROPANE PARTS & SERVICE, INC.

By:
Name: Robert W. Krick
Title: Vice President and Treasurer

Accepted and Agreed to:

WACHOVIA BANK, NATIONAL ASSOCIATION,

as administrative agent for the Banks

By:
Name: Lawrence P. Sullivan
Title: Managing Director

SCHEDULE 1

Subsidiaries of AmeriGas Eagle Propane, Inc.

American Eagle Holdings, Inc.
AmerE Holdings, Inc.

Subsidiaries of AmeriGas Eagle Holdings, Inc.

Active Propane of Wisconsin LLC

Subsidiaries of AmeriGas Eagle Parts & Service, Inc.

None